EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the equity securities of Samsara Luggage, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein but shall not be responsible for the completeness and accuracy of the information concerning the others. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: January 11, 2022

YA II PN, Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

YA Global Investments II (U.S.), Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

Yorkville Advisors Global, LP

By: Yorkville Advisors Global, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

Yorkville Advisors Global II, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

YAII GP, LP

By: YA II GP II LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

YA II GP II LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One EQ, Ltd.

By: Delta Beta Advisors, LLC
Its: Investment Manager

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One Blocker EQ, Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One Growth and Opportunity Fund Offshore, LP

By: D-Beta One GP, LP
Its: General Partner

By: D-Beta One GP, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One GP, LP

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One GP, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer

/s/ Mark Angelo	Date:	January 11, 2022
Mark Angelo

SC-Sigma Global Partners, LP

By:	/s/ Troy J. Rillo, Esq.	Date:	January 11, 2022
Troy J. Rillo, Esq.
Chief Compliance Officer